UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

FNB BANCORP
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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 FNB BANCORP

975 El Camino Real

South San Francisco, California 94080

 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be Held Tuesday, June 11, 2013

5:30 P.M.

TO THE SHAREHOLDERS OF FNB BANCORP:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Annual Meeting”) of FNB BANCORP, a California corporation (the “Company”) will be held at the South San Francisco Conference Center, 255 South Airport Boulevard, South San Francisco, California, on Tuesday, June 11, 2013, at 5:30 p.m., for the following purposes:

1.	To elect the nine (9) incumbent directors identified in the accompanying proxy statement;

2.	Advisory vote to approve the Company’s executive compensation;

3.	Advisory vote on the frequency of future “Say on Pay” votes;

4.	To ratify the appointment of Moss Adams LLP as independent auditors of the Company to serve for the 2013 fiscal year; and

5.	To transact such other business as may properly come before the Annual Meeting and any adjournment or adjournments thereof.

Section 7 of the Bylaws of the Company provides for the nomination of directors as follows:

“Nominations for election to the Board of Directors may be made by the Board of Directors or by any shareholder entitled to vote for the election of directors. Nominations, other than those made by the Board of Directors, shall be made in writing and shall be delivered or mailed, with first-class United States mail postage prepaid, to the Secretary not less than 20 days nor more than 50 days prior to any meeting of shareholders called for the election of directors; provided however, that if less than 25 days notice of the meeting is given to the shareholders, such nomination shall be mailed or delivered to the Secretary not later than the close of business on the seventh day on which the notice of the meeting was mailed. Shareholder nominations shall contain the following information: (a) the name, age, business address and, if known, residence address of each proposed nominee; (b) the principal occupation or employment of each proposed nominee; (c) the total number of shares of capital stock of the corporation that are beneficially owned by each proposed nominee and by the nominating shareholder; (d) the name and residence address of the notifying shareholder; and (e) any other information the corporation must disclose regarding director nominees in the corporation’s proxy solicitation. Nominations not made in accordance with this Section may be disregarded by the Chairman of the meeting, and if the Chairman so instructs, the inspectors of election may disregard all votes cast for each nominee.”

Only those shareholders of record at the close of business on April 15, 2013, will be entitled to notice of and to vote at the Annual Meeting.

You are cordially invited to attend the Annual Meeting.

By Order of the Board of Directors

       Edward J. Watson

       Secretary

South San Francisco, California

April 30, 2013

Notice of Internet Availability. The FNB Bancorp Proxy Statement for the 2013 Annual Meeting of Shareholders being held on Tuesday, June 11, 2013 and the Annual Report to shareholders (which includes the Annual Report on Form 10-K for the fiscal year ended December 31, 2012) are available on the internet at www.fnbnorcal.com/inv_annual_shareholders.html

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Mailed to shareholders
on or about April 30, 2013

FNB BANCORP

975 El Camino Real

South San Francisco, California 94080

Telephone (650) 588-6800

PROXY STATEMENT

INFORMATION CONCERNING THE SOLICITATION

This Proxy Statement is being furnished to the shareholders of FNB Bancorp, a California corporation (the “Company”), in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held at the South San Francisco Conference Center, 255 South Airport Boulevard, South San Francisco, California, at 5:30 p.m. on Tuesday, June 11, 2013. Only holders of record of the Company’s no par value common stock (the “Common Stock”) on April 15, 2013 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, the Company had outstanding and entitled to be voted 3,738,601 shares of Common Stock. The Company also has outstanding 12,600 shares of its Senior Fixed Rate Non - Cumulative Perpetual Preferred Stock, Series C, held by the United States Department of the Treasury. None of such shares of Preferred Stock are entitled to vote at the Annual Meeting.

Shareholders may vote their shares by mail without attending the Annual Meeting, whether their shares of Common Stock are held in their names or through a broker, bank or other nominee. Instructions for voting by mail are set forth on the enclosed proxy card. For shares held through a broker, bank or other nominee, shareholders may vote by submitting their voting instructions to the broker, bank or other nominee. Voting instructions may be given by mail, by telephone or by using the Internet, if the broker, bank or other nominee makes those methods available to the shareholder, in which case the procedures will be enclosed with the Proxy Statement forwarded by the broker, bank or other nominee.

The presence in person or by proxy of a majority of the shares entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. “Broker non-votes” are shares held in “street name” by brokers or nominees who are present in person or represented by proxy, but which are not voted on a particular matter because under applicable rules the broker cannot vote on non-routine matters in the absence of instructions from the beneficial owner. The effect of abstentions and broker non-votes on the calculation of the required vote on specific proposals to be brought before the Annual Meeting is discussed under each proposal, where applicable.

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Holders of Common Stock are entitled to one vote for each share held, except that for the election of directors each shareholder has cumulative voting rights and is entitled to as many votes as shall equal the number of shares held by such shareholder multiplied by the number of directors to be elected. Each shareholder may cast all of his or her votes for a single candidate or distribute such votes among any or all of the candidates as he or she chooses. However, no shareholder shall be entitled to cumulate votes (in other words, cast for any candidate a number of votes greater than the number of shares of stock held by such shareholder) unless such candidate’s name has been placed in nomination prior to the voting and the shareholder has given notice at the Annual Meeting prior to the voting of the shareholder’s intention to cumulate votes. If any shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. Prior to voting, an opportunity will be given for shareholders or their proxies at the Annual Meeting to announce their intention to cumulate their votes. The proxy holders are given, under the terms of the proxy, discretionary authority to cumulate votes on shares for which they hold a proxy.

Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke that proxy prior to its exercise. The proxy may be revoked prior to the Annual Meeting by delivering to the Secretary of the Company either a written instrument revoking the proxy or a duly executed proxy bearing a later date. The proxy may also be revoked by the shareholder by attending and voting in person at the Annual Meeting. The proxy will be voted as directed by the shareholder giving the proxy and if no directions are given on the proxy, the proxy will be voted “FOR” the election of the nominees of the Board of Directors; “FOR” approval of the Company’s executive compensation; “FOR” the frequency of the future “Say on Pay” votes every three years; and “FOR” ratification of the appointment of Moss Adams LLP as independent auditors of the Company to serve for the 2013 fiscal year, and at the proxy holders’ discretion, on such other matters, if any, which may come before the Annual Meeting (including any proposal to adjourn the meeting).

The Company will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to shareholders. Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Common Stock. The Company will reimburse brokerage houses, fiduciaries, custodians and others holding Common Stock in their names or names of nominees or otherwise for reasonable out-of-pocket expenses incurred in sending proxy materials to the beneficial owners of such Common Stock. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and regular employees of the Company may (without additional compensation) solicit proxies by telephone, Internet or personal interview, the costs of which will be borne by the Company.

Notice of Internet Availability. The FNB Bancorp Proxy Statement for the 2013 Annual Meeting of Shareholders being held on Tuesday, June 11, 2013 and the Annual Report to shareholders (which includes the Annual Report on Form 10-K for the fiscal year ended December 31, 2012) are available on the Internet at : www.fnbnorcal.com/inv_annual_shareholders.html

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ANNUAL REPORT

A copy of the Annual Report of the Company for the fiscal year ended December 31, 2012, including audited consolidated financial statements of the Company (the “Annual Report”) is enclosed with this Proxy Statement. Additional copies of the Annual Report are available upon request from the Secretary of the Company, Edward J. Watson, at FNB Bancorp, 975 El Camino Real, South San Francisco, California 94080.

THE ANNUAL REPORT INCLUDES A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2012, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

WEBSITE

FNB Bancorp and First National Bank of Northern California maintain an Internet website at www.fnbnorcal.com. The Company’s annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, are made available free of charge on or through such website as soon as reasonably practicable after such material is electronically filed with, or furnished to, the Securities and Exchange Commission. Also made available on or through such website are the Section 16 reports of ownership and changes in ownership of the Company’s Common Stock which are filed with the Securities and Exchange Commission by the directors and executive officers of the Company and by any person who owns more than 10 percent of the outstanding shares of Common Stock.

CODE OF ETHICS

The Board of Directors has adopted a “code of ethics” as defined under applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002. The code of ethics requires that the Company’s directors, officers (including the principal executive, financial and accounting officers, and the controller and persons performing similar functions) and employees conduct business in accordance with the highest ethical standards and in compliance with all laws, rules and regulations applicable to the Company. The code of ethics is intended to supplement the provisions of any other personnel policies of the Company or codes of conduct which may establish additional standards of ethical behavior applicable to the Company’s directors, officers and employees. The code of ethics was filed as Exhibit 14.0 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2003, and a copy of the code of ethics may be obtained through the Company’s website at www.fnbnorcal.com, under the heading “Investor Relations.”

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 PRINCIPAL SHAREHOLDERS

As of January 31 2013, no person known to the Company owned beneficially more than five percent (5%) of the outstanding shares of the Company’s Common Stock, except as indicated in the chart below:

Name and Address	Amount and Nature of Beneficial Ownership	Percentage of Ownership (1)
Thomas G. Atwood, D.D.S. c/o Cypress Abbey Company	574,893 shares (2)	15.50%
P.O.Box 516
Colma, CA 94014

The Ricco Lagomarsino Trust	377,322 shares (3)	10.17%
26 Hillcrest Drive
Daly City, CA 94014

Wellington Management Company, LLP (4)	337,566 shares	9.10%
280 Congress Street
Boston, MA 02210

Thomas C. McGraw (5)	204,465 shares	5.49%
510 Fawn Drive
San Anselmo, CA 94960

(1)	Based upon 3,709,737 shares outstanding.

(2)	Includes 330,340 shares owned by Cypress Abbey Company, a corporation in which Dr. Atwood is the principal shareholder. Dr. Atwood is also a Director of Cypress Abbey Company. Please see stock ownership table on page 6.

(3)	Lisa Angelot is a Director of the Company and a co-trustee of the Trust and she disclaims beneficial ownership of these shares. Please see stock ownership table on page 6.

(4)	Information is based on a Schedule 13G filed by Wellington Management Company, LLP, on February 14, 2013. In its capacity as investment adviser, Wellington Management Company, LLP may be deemed to beneficially own 337,566 shares, which are held of record by its clients, but no such client is known to own more than 5% of the shares outstanding.

(5)	Mr. McGraw is Chief Executive Officer and a Director of the Company. Please see stock ownership table on page 6.
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PROPOSAL NO. 1

ELECTION OF DIRECTORS OF THE COMPANY

The Bylaws of the Company provide a procedure for nomination for election of members of the Board of Directors, which procedure is printed in full in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement. Nominations not made in accordance therewith may be disregarded by the Chairwoman of the Meeting, and upon her instructions the inspectors of election may disregard all votes cast for such nominee(s).

The Bylaws of the Company provide that the Board of Directors shall consist of not less than six nor more than eleven directors, the exact number to be fixed and determined from time to time by resolution of a majority of the full Board of Directors or by resolution of a majority of the shareholders at any annual or special meeting thereof. The authorized number of directors has been fixed by resolution of the Board of Directors at nine (9). Currently, there are nine (9) members serving on the Board of Directors. The directors to be elected at the Annual Meeting shall hold office for one year and until their successors are elected and have qualified. The nominees receiving the highest number of affirmative votes of the shares present in person or represented by proxy and entitled to vote for them shall be elected as directors. Only votes cast “FOR” a nominee will be counted in determining whether that nominee has been elected as a director. Broker non-votes will not be included in the vote total.

All proxies will be voted for the election of the following nine (9) nominees recommended by the Board of Directors, unless authority to vote for the election of any director or directors is withheld by the shareholder on the proxy card. All of the nominees are incumbent Directors. If any nominee should unexpectedly decline or be unable to act as a director, the proxies may be voted for a substitute nominee to be designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will become unavailable and has no present intention to nominate persons in addition to or in lieu of those named below.

The following table sets forth information with respect to beneficial ownership of the Common Stock of the Company by those persons nominated by the Board of Directors for election as directors, as well as all directors and executive officers of FNB Bancorp and its subsidiary, First National Bank of Northern California, a national banking association (herein called the “Bank”), as a group. There is no family relationship between any of the directors and/or executive officers, except that Edward J. Watson is related by marriage to Anthony J. Clifford.

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				Shares Beneficially Owned as of January 31, 2013 (1)
		Positions Held	Director and/or
Nominee and/or		With the Bank	officer			% of
Executive Officer	Age	and Company	Since	Sole (2)	Shared (3)	Total	Note
Lisa Angelot	55	Chairwoman of the	2010 for Bank and Company;	20,072	888	0.56%	(4)
		Board, Director	1999 for Bank and 2001 for Company
Thomas C. McGraw	61	Chief Executive Officer,	1989 for Bank; 2001 for	14,723	189,742	5.49%	(5)
		Director	Company
Thomas G. Atwood, D.D.S.	66	Director	2010 for Bank and Company	244,553	330,340	15.50%	(6)
Ronald R. Barels, D.D.S.	66	Director	2009 for Bank and Company	4,718	0	0.13%	(7)
Merrie Turner Lightner	57	Director	2007 for Bank and Company	4,600	0	0.12%	(8)
Michael Pacelli	64	Director	2006 for Bank and Company	5,306	0	0.14%	(9)
Edward J. Watson	65	Secretary, Director	2011 for Bank and Company;	20,888	0	0.56%	(10)
			1996 for Bank; 2001 for
			Company
Jim D. Black	56	President, Director	2002 for Bank and Company	60,179	472	1.61%	(11)
Anthony J. Clifford	50	Executive Vice	2002 for Bank and Company	54,828	0	1.46%	(12)
		President and Chief
		Operating Officer,
		Director
David A. Curtis	54	Senior Vice President	2006 for Bank and Company	14,796	184	0.40%	(13)
		and Chief Financial
		Officer
Randy R. Brugioni	46	Senior Vice President	2002 for Bank and Company	23,543	1,041	0.66%	(14)
		and Chief Credit
		Officer

All directors and executive officers (11 persons) as a group				468,206	522,667	25.51%	(15)

(1)	This table is based upon information supplied by directors, executive officers and principal shareholders. Percentages are based upon 3,709,737 shares outstanding plus the individual person’s exercisable options.

(2)	The named persons exercise sole voting and investment power with respect to shares listed in this column.

(3)	The named persons share voting and investment power with respect to shares listed in this column.

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(4)	Includes 888 shares held by Ms. Angelot as Custodian for Katherine Brandenberger. A total of 377,322 shares are held by The Ricco Lagomarsino Trust for which Ms. Angelot serves as one of the co-trustees. Ms. Angelot disclaims beneficial ownership of such shares. Includes 3,553 shares of presently exercisable stock options of the Company’s 2002 Stock Option Plan. Includes 3,261 shares of presently exercisable stock options under the Company’s 2008 Stock Option Plan.

(5)	Includes 189,742 shares held by the Thomas C. and Virginia K. McGraw Family Trust for which Mr. McGraw serves as co-trustee, and 276 shares in the names of Thomas C. and Virginia McGraw. Includes 3,553 shares of presently exercisable stock options under the Company’s 2002 Stock Option Plan; and 10,894 shares of presently exercisable stock options under the Company’s 2008 Stock Option Plan.

(6)	Includes 330,340 shares held by Cypress Abbey Company, a corporation in which Dr. Atwood is the principal shareholder. Dr. Atwood is also a Director of Cypress Abbey Company. Includes 75,273 shares held directly by Mr. Atwood, and 169,280 shares held in his IRA account.

(7)	Includes 4,718 shares held by Mr. Ron R. Barels.

(8)	Includes 1,339 shares held by Ms. Merrie Turner Lightner. Includes 3,261 shares of presently exercisable stock options under the Company’s 2008 Stock Option Plan.

(9)	Includes 1,158 shares held by Mr. Michael Pacelli. Includes 2,044 shares of presently exercisable stock options under the Company’s 2002 Stock Option Plan, and 2,104 shares of presently exercisable stock options under the Company’s 2008 Stock Option Plan.

(10)	Includes 3,553 shares of presently exercisable stock options under the Company’s 2002 Stock Option Plan, and 3,262 shares of presently exercisable stock options under the Company’s 2008 Stock Option Plan. Includes 14,073 shares held in Mr. Watson’s IRA accounts.

(11)	Includes 29,472 shares of presently exercisable stock options under the Company’s 2002 Stock Option Plan. Includes 27,613 shares of presently exercisable stock options under the Company’s 2008 Stock Option Plan. Includes 3,094 shares held in the name of Jim D. Black. Includes 79 shares held in the name of Jim and Lisa Black, as joint tenants. Includes 317 shares held in trust for Greg Black and includes 76 shares held in trust for Janelle Black. Excludes 7,142 shares held in the Bank’s Deferred Compensation Trust.

(12)	Includes 432 shares held by Anthony J. Clifford. Includes 26,783 shares of presently exercisable stock options under the Company’s 2002 Stock Option Plan. Includes 27,613 shares of presently exercisable stock options under the Company’s 2008 Stock Option Plan.

(13)	Includes 790 shares held by David A. Curtis. Includes 184 shares held by the Curtis Family Trust. Includes 14,006 shares of presently exercisable stock options under the Company’s 2008 Stock Option Plan. Excludes 2,075 shares held in the Bank’s Deferred Compensation Trust.

(14)	Includes 9,613 shares of presently exercisable stock options under the Company’s 2002 Stock Option Plan, and 4,064 shares of presently exercisable stock options under the Company’s 2008 Stock Option Plan. Includes 1,579 shares in an IRA account. Includes 8,287 shares held by Randy R. Brugioni. Includes 1,041 shares held in the names of Randy R. Brugioni and his spouse. Excludes 17,897 shares held in the Bank’s Deferred Compensation Trust.

(15)	Includes a total of 78,571 shares of presently exercisable stock options under the Company’s 2002 Stock Option Plan. Includes 96,078 shares of presently exercisable stock options under the Company’s 2008 Stock Option Plan. Excludes 27,114 shares held by the Bank’s Deferred Compensation Trust for the accounts of Messrs. Black, Brugioni, and Curtis. See “Deferred Compensation Plan” on page 28.

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The following table sets forth certain information as of the Record Date and includes information for the past five years with respect to each Director of the Company and the Bank, each person nominated for election as a Director, and each executive officer named in the Summary Compensation Table elsewhere herein.

Lisa Angelot	Chairwoman of the Board of Directors of the Company since 2010. Director of the Company since 2001. Director of First National Bank since 1999. Property manager for the Lagomarsino Properties in Daly City since 1992. Her grandfather was Ricco Lagomarsino, Founding Director and Chairman of First National Bank.

Thomas C. McGraw	Director of the Company since 2001. Secretary of the Company from 2001 until 2011. Chief Executive Officer of the Company and First National Bank since April 1, 2002. Secretary of First National Bank from 1989 until 2011. Director of First National Bank since 1989, and President and Chief Operating Officer of First National Bank from October 2001 until April 1, 2002. Formerly, self-employed communications consultant in San Mateo and Marin Counties, since 1987.

Edward J. Watson	Director of the Company since 2001. Director of First National Bank since 1996. Secretary of the Company and First National Bank since 2011. Certified Public Accountant. Attorney at law and partner in the law firm of Watson & Lanctot LLP, formerly known as Dreher, Garfinkle & Watson.

Thomas G. Atwood, D.D.S.	Director of the Company and the Bank since 2010. Dr. Atwood previously served on the Bank’s Board of Directors from 1977 through 1996. Dr. Atwood is also President and the principal shareholder of Cypress Abbey Company.

Ronald R. Barels, D.D.S.	Director of the Company and First National Bank since 2009. Dr. Barels is currently owner and manager of Cypress Golf Course in Colma, California. He has a strong background in business as a dental practice owner and has served as a Director of the Colma-Daly City Chamber of Commerce and as a Director of the San Mateo County Community Colleges Foundation.

Merrie Turner Lightner	Director of the Company and First National Bank since 2007. Vice President and Chief Financial Officer of the Lightner Property Group, Inc., based in San Francisco, since 1984. Ms. Lightner is also an attorney at law and a licensed real estate broker since 1981, and a former commission president of the San Francisco Rent Stabilization and Arbitration Board from 1997 to 1998, then Commissioner to April 2004. Ms. Lightner has extensive business experience in real estate management and development matters.

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Michael Pacelli	Director of the Company and First National Bank since 2006. President of Bay Relations, Inc. since 1992. He has been involved in public relations and community organizations in San Mateo County and San Francisco for over 25 years.

Jim D. Black	Director of the Company and First National Bank since March 2002. President of the Company and First National Bank since April 1, 2002. Formerly, Senior Vice President and Senior Lending Officer of First National Bank and an employee since 1981.

Anthony J. Clifford	Director of the Company and First National Bank since March 2002. Executive Vice President and Chief Operating Officer of the Company and First National Bank since April 1, 2002. Formerly, Vice President and Branch Administrator of First National Bank since 1995; Vice President and Branch Manager of First National Bank since 1990; and Assistant Vice President and Branch Manager of First National Bank since 1983.

David A. Curtis	Senior Vice President and Chief Financial Officer of the Company and First National Bank since December 2006. Senior Vice President and Controller, Capital Corp of the West, Merced, California (the holding company for County Bank), from 1997 to November 2006. He became a Certified Public Accountant in 1986. He received his MBA from C.S.U. Stanislaus in 2000. He graduated from C.S.U. Sacramento with a B.A. in Business Administration in 1982.

Randy R. Brugioni	Senior Vice President and Chief Credit Officer of the Company and First National Bank since 2002. Joined the Bank in 1989 as a management trainee and continued in the lending area since 1991, being promoted successively to his current position. He graduated from UCLA with a B. A. in Economics in 1989.

None of the directors of the Company is a director of any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940, whose common stock is registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.

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 Director Qualifications and Experience

The following table identifies the experience, qualifications, attributes and skills that resulted in the Board’s decision to nominate each person for election as a Director. This information supplements the biographical information provided above. The vertical axis displays the primary factors reviewed by the Nominating Committee in evaluating a nominee for Director.

	Angelot	McGraw	Atwood	Barels	Lightner	Pacelli	Watson	Black	Clifford
Experience, Qualification, Skill or Attribute
Professional standing in chosen field	x	x	x	x	x	x	x	x	x
Experience in financial services or related industry		x					x	x	x
Audit Committee Financial Expert							x
Civic and community involvement	x	x	x	x	x	x	x	x	x
Leadership and team building skills	x	x						x	x
Diversity by race, gender or culture	x				x
Specific skills knowledge
- finance		x					x	x	x
- healthcare			x	x
- marketing		x				x
- human resources	x	x	x	x	x	x	x	x	x

The Board’s Role in Enterprise Risk Oversight

Our Board is responsible for overseeing risk management for the Company. Our management is responsible for the day-to-day management of these risks. The Asset Liability Committee (“ALCO”) is responsible for the management of interest rate risks across the Company. The Chief Operations Officer is responsible for managing the operations risk of the Company. The Chief Financial Officer, the President, the Chief Operating Officer, the Chief Executive Officer, and the Chief Credit Officer are part of ALCO. On a quarterly basis, the Company’s Chief Financial Officer provides a comprehensive interest rate risk report to ALCO. The Board also engages in periodic discussions with all the executive officers as the Board may deem appropriate related to risk management.

The Board assumes oversight responsibility for all areas of risk and risk management. The risks and management activities designed to mitigate those risks are discussed at length at monthly Board meetings. In addition to its role in oversight of all risks across the Company, the Board also oversees ALCO, which has specific responsibility for oversight of financial risks, including liquidity risk and interest rate risk. The Board of Directors has appointed a Risk Management/Compliance Committee. The Committee is chaired by Chief Risk/Compliance Officer Madeleine Lindsay, and includes outside directors Chairwoman Lisa Angelot, Director Ron Barels, Director Merrie Turner Lightner, CEO Thomas McGraw, President Jim Black, Chief Operating Officer Tony Clifford and Chief Financial Officer Dave Curtis. The Committee meets quarterly to monitor areas of risk within the bank’s operation and the policies and procedures to mitigate these risks. The Compensation Committee considers risks that may result from our compensation programs. The Loan and Discount Committee focuses on risk related to credit, and the Audit Committee reviews and approves the annual plans for our external audits, and our internal monitoring and compliance functions. The Audit Committee also reviews and approves the annual assessment of our enterprise risk and considers any investigation appropriate to fulfilling its responsibilities, and has direct access to all persons in the Company. The Board also assigns other specific risk-related assessment matters to the Audit Committee from time to time.

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CORPORATE GOVERNANCE

The Directors are elected annually by the shareholders to oversee their interest in the success of the commercial banking business of the Company and the Bank. The Board of Directors, in turn, selects and oversees the members of senior management who are charged with conducting the business of the Company and the Bank under applicable standards of safety and soundness.

Ethical Standards

The Directors believe that the business of the Company and the Bank should be conducted in accordance with the highest ethical standards and in compliance with all laws, rules and regulations applicable to the Company and the Bank. In keeping with this belief, the Board of Directors has adopted a Code of Ethics, which applies to the members of the Board of Directors and all of the officers and employees of the Company and the Bank. A copy of the Code of Ethics is available to all shareholders on the Company’s website.

Director Independence

The Board of Directors of the Company has evaluated the independence of each of the members of the Board of Directors in accordance with applicable laws and regulations, including the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations of the Securities and Exchange Commission. For purposes of evaluating the independence of each member of the Board of Directors, the Board of Directors has adopted the definitions of director independence specified in the Nasdaq listing standards (although the Common Stock of the Company is not listed on the Nasdaq Stock Market).

The Board of Directors has determined that a majority of the Board of Directors is comprised of “Independent Directors” within the requirements of the foregoing laws, rules and regulations and listing standards. The Board of Directors has further determined that Directors Thomas C. McGraw, Jim D. Black and Anthony J. Clifford, who are employed as the Chief Executive Officer, the President and the Executive Vice President and Chief Operating Officer, respectively, of the Company and the Bank, are not independent.

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Committees of the Board of Directors

During 2012, the Company and First National Bank each had the same Board committees and director-members. Each committee meeting is conducted on behalf of the Company as well as the Bank, regardless of whether the subject may apply to both or only one entity. The committees and their members were as follows:

Audit Committee. The current members are Edward J. Watson, Chair; Ronald R. Barels D.D.S. and Merrie Turner Lightner.

Building Committee. The current members are: Mike Pacelli, Chair; Lisa Angelot, Jim D. Black and Anthony J. Clifford.

Compensation Committee. The current members are: Edward J. Watson, Chair; Thomas G. Atwood, D.D.S. and Merrie Turner Lightner.

Compliance Committee. The current members are: Anthony J. Clifford, Chair; Lisa Angelot, Ronald R, Barels, D.D.S, Merrie Turner Lightner, and members of the Bank Executive Management Team.

Executive Committee. The current members are Lisa Angelot, Chair; Thomas G. Atwood D.D.S., Ronald R. Barels, D.D.S., Jim D. Black, Anthony J. Clifford, Merrie Turner Lightner, Thomas C. McGraw and Michael Pacelli.

Loan and Discount Committee. The current members are Lisa Angelot, Chair; Thomas G. Atwood, D.D.S., Ronald R. Barels, D.D.S., Jim D. Black, Anthony J. Clifford, Merrie Turner Lightner, Thomas C. McGraw, and Michael Pacelli.

Nominating Committee. The current members are the entire nine members of the Board of Directors.

The members of the Company Audit Committee select and oversee the Company’s independent public accountants, analyze the results of internal and regulatory examinations and monitor the financial and accounting organization, reporting and controls. Each member of the Audit Committee is “independent” as defined under applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002. Edward J. Watson has been designated by the Board of Directors as an “audit committee financial expert” as defined under applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002. Reference should be made to the Audit Committee Report set forth below in this Proxy Statement for additional information regarding the functions of the Audit Committee.

A majority of the members of the Company’s Board of Directors, each of whom is “independent” as defined under applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002, has established procedures for receipt and delivery of shareholder communications addressed to the Board of Directors. Any such shareholder communications, including communications by employees of the Company solely in their capacity as shareholders, should be mailed or delivered to the Company addressed as follows: Board of Directors, FNB Bancorp, 975 El Camino Real, South San Francisco, CA 94080.

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In performing the functions of the Company Nominating Committee, the Board of Directors has responsibility for considering appropriate candidates as directors. The Board of Directors believes that the participation of the full Board of Directors in considering candidates is efficient in view of the size of the Board of Directors. Candidates are selected by a majority of directors who are “independent” as defined under applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002, in accordance with a Nominating Committee Charter adopted by a majority of such independent directors. The Nominating Committee Charter includes a policy for consideration of candidates proposed by shareholders. Any recommendations by shareholders will be evaluated by the Board of Directors in the same manner as any other recommendation and in each case in accordance with the Nominating Committee Charter. Shareholders that desire to recommend candidates for consideration by the Company’s Board of Directors should mail or deliver written recommendations to the Company addressed as follows: Board of Directors, FNB Bancorp, 975 El Camino Real, South San Francisco, CA 94080. Each recommendation should include biographical information indicating the background and experience of the candidate that qualifies the candidate for consideration as a director for evaluation by the Board of Directors. In addition to minimum standards of independence for non-employee directors and financial literacy, the Board of Directors considers various other criteria including the candidate’s experience and expertise, financial resources, ability to devote the time and effort necessary to fulfill the responsibilities of a director and involvement in community activities in the market areas served by the Company and First National Bank that may enhance the reputation of the Company and the Bank. The Company and the Bank operate in a highly regulated industry and are subject to the supervision, regulation and periodic examination by state and federal banking regulatory authorities including the Board of Governors of the Federal Reserve System, the Office of the Comptroller of the Currency and the Federal Deposit Insurance Corporation. Directors of the Company and the Bank are subject to certain rules and regulations and potential liabilities not otherwise applicable to directors of non-banking organizations. Consequently, evaluation of candidates by the Company’s Board of Directors may include more extensive inquiries into personal background information including confirmation of the accuracy and completeness of background information by (a) requiring candidates to complete questionnaires to elicit information of the type required to be disclosed by the Company in reports filed with the Securities and Exchange Commission or such federal banking regulatory authorities, (b) conducting background investigations by qualified independent organizations experienced in conducting criminal and civil investigatory reviews, and (c) such other personal and financial reviews and analyses as the Board of Directors may deem appropriate in connection with the consideration of candidates. Shareholders who wish to nominate a candidate for election to the Company’s Board of Directors, as opposed to recommending a potential nominee for consideration by the Board of Directors, are required to comply with the advance notice and any other requirements of the Company’s Bylaws, applicable laws and regulations. The Board of Directors may elect to use third parties in the future to identify or evaluate candidates for consideration by the Board of Directors. A copy of the Nominating Committee Charter is available on the Company’s website at: www.fnbnorcal.com under “Investor Relations.”

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The principal functions of the Audit Committee are (1) to examine and review both internal audit controls and regulatory audit reports and to meet with the Bank’s auditors concerning audit procedures and controls and (2) to monitor the Bank’s investment activities. A copy of the Audit Committee Charter is available on the Company’s website at: www.fnbnorcal.com under “Investor Relations.”

The principal functions of the Loan and Discount Committee are to oversee loans and investments and the routine operations of First National Bank by delegation from the Board of Directors and to advise and report to the entire Board of Directors regarding such matters.

The Compensation Committee investigates and advises the Board of Directors as to employee benefit arrangements and conducts executive searches whenever First National Bank proposes to hire executive personnel. The Compensation Committee also reports to the Board of Directors with regard to executive compensation, including bonus compensation. A copy of the Compensation Committee Charter is available on the Company’s website at: www.fnbnorcal.com under “Investor Relations.”

The Executive Committee meets periodically as necessary or appropriate between meetings of the Board of Directors, to discuss matters affecting the Company and the Bank.

Membership and Meetings of the Board of Directors and its Committees

All members attended at least seventy-five percent (75%) of the meetings of the Board of Directors and their Committees during 2012.

The following table shows the members of the Board of Directors and the committees of the Board of Directors and the number of meetings held during 2012.

					Loan and		Risk/
Name	Board	Audit	Compensation	Executive	Discount	Nominating	Compliance
Lisa Angelot	Chair			Chair	Chair	Member	Member
Thomas G. Atwood, D.D.S.	Member		Member	Member	Member	Member
Ronald R. Barels, D.D.S.	Member	Member		Member	Member	Member	Member
Jim D. Black	Member			Member	Member	Member
Anthony J. Clifford	Member			Member	Member	Member	Chair
Merrie Turner Lightner	Member	Member	Member	Member	Member	Member	Member
Thomas C. McGraw	Member			Member	Member	Member
Michael Pacelli	Member			Member	Member	Member
Edward J. Watson	Member	Chair	Chair			Member
Bank Executive Management Team
Member
Number of 2012 meetings	12	4	2	6	40	0	3
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Compensation of Directors

No fees or other compensation has been paid to the non-officer directors of the Company since incorporation of the Company on February 28, 2001. The Company became the holding company for the Bank, effective March 15, 2002. No separate fees were paid to the directors of the Company during 2012 for their attendance at meetings of the Board of Directors or for their attendance at meetings of the committees of the Board of Directors.

Each non-officer director of the Bank was paid $42,000 in fees for attending meetings of the Bank Board of Directors during 2012. Each non-officer director of the Bank is paid $3,500 per month and the aggregate amount of director fees paid by the Bank in 2012 was $252,000. No separate compensation has been paid to the directors during 2012 for their attendance at meetings of the committees of the Board of Directors of the Bank. Independent directors are eligible to participate in the FNB Bancorp 2008 Stock Option Plan as determined by the Board of Directors.

The following table is a summary of the compensation earned by the non-officer (independent) directors during 2012.

DIRECTOR COMPENSATION

	Fees		Change in Nonqualified
	Earned	Option	Deferred Compensation
	or Paid	Awards	Earnings
Name	in Cash	(1)	(2)	Total
Lisa Angelot	$42,000	$—	—	$42,000
Thomas G. Atwood, D.D.S.	$42,000	$—	—	$42,000
Ronald R. Barels, D.D.S.	$42,000	$—	—	$42,000
Merrie Turner Lightner	$42,000	$—	—	$42,000
Michael Pacelli	$42,000	$—	—	$42,000
Edward J. Watson	$42,000	$—	—	$42,000

(1) The value of a stock option award is the grant date fair value computed in accordance with FASB ASC Topic 718. See Notes to the Company’s Consolidated Financial Statements for the year ended December 31, 2012 for discussion of the assumptions related to the calculation of the grant date fair value of stock options. There were no options granted in 2012.

(2) The Company does not make Stock Awards nor does it have a Non-Equity Incentive Compensation Plan for non-officer (independent) directors. Non-officer directors do not participate in the Deferred Compensation Plan.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s directors and executive officers and any persons who own more than 10% of a registered class of the Company’s equity securities to file with the Securities and Exchange Commission (the “SEC”) initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and any greater than 10% shareholders are required by the SEC to furnish the Company with copies of all Section 16(a) forms they file.

On March 15, 2002, the Company registered its common stock under Section 12(g) of the Exchange Act, at which time the Company’s directors, officers and any person who owned more than 10% of such common stock became subject to Section 16(a) of the Exchange Act.

To the Company’s knowledge, based solely on a review of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2012, all Section 16(a) filing requirements applicable to its officers, directors and any greater than 10% shareholders were complied with on a timely basis.

TRANSACTIONS WITH RELATED PERSONS

The Company has a policy that it does not enter into any transactions with related persons as referenced under Item 404 of Regulation S-K with the exception of loans made by First National Bank (see “Indebtedness of Management,” below). There have been no other transactions, or series of similar transactions, during 2012, or any currently proposed transaction, or series of similar transactions, to which the Company or the Bank was or is to be a party, in which the amount involved exceeded or will exceed $120,000 and in which any director, director-nominee or executive officer of the Company or Bank, or any shareholder owning of record or beneficially 5% or more of FNB Bancorp common stock, or any member of the immediate family of any of the foregoing persons, had, or will have, a direct or indirect material interest. Loans were made, in the ordinary course of business and on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable loans with persons not related to the lender.

Indebtedness of Management

Through its banking subsidiary, First National Bank, the Company has had, and expects in the future to have banking transactions, including loans and other extensions of credit, in the ordinary course of its business with many of the Company’s directors and officers and their associates, including transactions with corporations of which such persons are directors, officers or controlling shareholders, on substantially the same terms (including interest rates and collateral) as those prevailing for comparable transactions with others. Management believes that in 2012 such transactions comprising loans did not involve more than the normal risk of collectability or present other unfavorable features. Loans to executive officers of First National Bank are subject to limitations as to amount and purposes prescribed in part by the Federal Reserve Act, as amended, and the regulations of the Office of the Comptroller of the Currency.

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EQUITY COMPENSATION PLAN INFORMATION

The chart below lists information regarding common stock issuable upon the exercise of stock options, the weighted average exercise price of those options and the number of shares available for issuance under the FNB Bancorp 2002 Stock Option Plan and the FNB Bancorp 2008 Stock Option Plan as of December 31, 2012. The Company has no other equity compensation plan and there are no warrants or rights outstanding that would result in the issuance of shares of the Company’s Common Stock.

	Number of securities to be issued upon exercise of outstanding options, warants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) )
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders	420,827	$15.13	344,511
Equity compensation plans not approved by security holders	—	—	—
Total	420,827	$15.13	344,511

 EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Compensation Philosophy and Objectives

The Company’s compensation programs and policies are designed to enhance shareholder value by aligning the financial interests of the executive officers with those of the shareholders. The Company competes with other financial institutions by seeking to attract and retain a highly qualified management team, utilizing compensation programs that reward superior performance. The Board of Directors of the Company believes that its compensation programs should:

• reflect the qualifications, skills, experience and responsibilities of each officer on the management team;

• serve to attract and retain the most qualified individuals available to the Company by being competitive with the compensation being paid to persons having similar positions and responsibilities with other financial institutions in the same or adjoining market areas;

• provide each officer on the management team with incentive and motivation to achieve his or her personal goals, both short term and long term, set in a manner which is consistent with the overall strategic goals of the Company, as determined by the Board of Directors; and

• reward those officers whose performance, both individually and as a member of the management team, is superior.

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The Company was formed in 2001 to become the holding company of the Bank. After approval by the shareholders of the Bank, the holding company reorganization became effective on March 15, 2002. No separate compensation has been paid to the executive officers of the Company since 2002. The compensation paid by the Bank to its executive officers includes payment for all services rendered by such officers to the Company, including their attendance at meetings of the Board of Directors and their attendance at meetings of committees of the Board of Directors of the Company.

The compensation of the executive officers of the Bank is reviewed and approved annually by the Board of Directors, including a review of base salaries and a discretionary bonus plan based on performance objectives. This review by the Board of Directors is based on the recommendations made by the Compensation Committee of the Board of Directors. At the Company’s annual meeting of shareholders held on May 16, 2012, the shareholders approved, on an advisory basis, the compensation paid to the Company’s executive officers. The favorable outcome of that “Say on Pay” proposal was taken into account by the Board of Directors and the Compensation Committee in determining the Company’s annual compensation policies and decisions. The shareholders are being asked to indicate their further support for our executive compensation program in the “Say on Pay” proposal below. See Proposal No.2, “Advisory (non-Binding) Approval of the Company’s Executive Compensation,” on page 31.

Three members of the Company and Bank Board of Directors are also executive officers of the Company and the Bank and all three abstain from the executive compensation decisions made by the Board of Directors. Thomas C. McGraw is Chief Executive Officer of the Company and the Bank; Jim D. Black is President of the Company and the Bank; and Anthony J. Clifford is Executive Vice President and Chief Operating Officer of the Company and the Bank. Messrs. McGraw, Black and Clifford have served in such capacities since April 1, 2002. Mr. McGraw also served as Secretary of the Company (since inception of the corporation in 2001 until 2011) and the Bank from 1989 to 2011.

Salary, bonus and perquisite compensation are related to current performance. The long-term components of compensation (equity incentives in the form of stock options and post-termination benefits) are reviewed by the Board of Directors in the context of the other compensation provided to executives, but adjustments are not necessarily made each year. The grant of stock options and the award of post-termination benefits are primarily intended to attract and retain executive officers and other key employees to serve on the Company’s management team over an extended period of time, and only secondarily to reward current employment.

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Stock Option Plans. Currently, the Company has three stock option plans: the FNB Bancorp Stock Option Plan (formerly the First National Bank of Northern California 1997 Stock Option Plan), the FNB Bancorp 2002 Stock Option Plan and the FNB Bancorp 2008 Stock Option Plan. No options have been granted under the FNB Bancorp Stock Option Plan since June 22, 2007, and no further options can be granted under the FNB Bancorp Stock Option Plan. Options are still available for grant under the FNB Bancorp 2002 Stock Option Plan and the FNB Bancorp 2008 Stock Option Plan. The stated purpose of the FNB Bancorp 2002 Stock Option Plan, as amended (adopted by the Board of Directors on June 28, 2002 and approved by the shareholders on May 14, 2003) and the FNB Bancorp 2008 Stock Option Plan (adopted by the Board of Directors on February 22, 2008 and approved by the shareholders on May 21, 2008) is to attract and retain the best available personnel for positions of substantial responsibility and to provide additional incentive to the key officers of the Company and the Bank by encouraging them to acquire a proprietary interest in the Company and, in general, to promote the success of the Company’s business. The Board of Directors believes that the grant of stock options is consistent with the best interests of the shareholders because an officer’s ownership of shares of Company stock will give such officer a long-term interest in the Company’s overall performance and success. Generally, stock options are granted to eligible employees in the second quarter of each fiscal (calendar) year.

FNB Bancorp Stock Option Plan. The Board of Directors of the Bank adopted the First National Bank of Northern California 1997 Stock Option Plan (the “Bank Stock Option Plan”), which was approved by the shareholders of First National Bank at the 1997 Annual Meeting, held on October 15, 1997. Pursuant to the holding company reorganization which became effective March 15, 2002, the Bank Stock Option Plan became the FNB Bancorp Stock Option Plan. As of December 31, 2012, a total of 28,677 shares (adjusted for the stock dividends paid through 2012) were reserved for options previously granted and outstanding under the FNB Bancorp Stock Option Plan

Upon consummation of any plan of reorganization, merger or consolidation of the Company with one or more other banks or corporations as a result of which the Company is not the surviving entity, or upon the sale of all or substantially all the assets of the Company to another bank or corporation, then all outstanding unexercised options shall become immediately exercisable in accordance with the terms of the FNB Bancorp Stock Option Plan and the Plan shall terminate.

FNB Bancorp 2002 Stock Option Plan. The Board of Directors of the Company adopted the FNB Bancorp 2002 Stock Option Plan (the “2002 Plan”) on June 28, 2002, which was approved by the shareholders at the 2003 Annual Meeting, held on May 14, 2003. A total of 325,779 shares of Common Stock were reserved for issuance pursuant to the 2002 Plan (after giving effect to stock dividends through December 31, 2012). The 2002 Plan provides for the grant of incentive stock options (“Incentive Options”) and nonstatutory stock options (“Nonstatutory Options”). The terms and provisions of the Plan are substantially the same as the FNB Bancorp Stock Option Plan.

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As of December 31, 2012, a total of 209,527 shares of Common Stock were reserved for options previously issued under the 2002 Plan (as adjusted for the Company’s 2002 through 2012 stock dividends). Options for an aggregate of 75,622 shares of Common Stock (adjusted for the stock dividends paid through 2012) have been granted to the five officers of the Company identified in the “Summary Compensation Table” below pursuant to the 2002 Plan. All such options granted and currently outstanding under the 2002 Plan are incentive stock options, vesting at the rate of 20 percent per year over the period of 5 years from the date of grant and are exercisable for a period of 10 years from the grant date. Non-employee directors Angelot, Pacelli and Watson have been granted non-statutory stock options for an aggregate of 9,153 shares of Common Stock (adjusted for the stock dividends paid in 2002 through 2012) which were fully vested on the dates of grant and are exercisable (at a price of $16.08 per share for options granted in 2002, at a price of $15.35 per share for options granted in 2003, at a price of $20.95 per share for options granted in 2004, at a price of $20.34 per share for options granted in 2005, at a price of $25.76 for options granted in 2006 and at a price of $22.76 per share for options granted in 2007) over a period of 10 years from the grant dates.

Upon the dissolution, liquidation or sale of the Company, or a merger or consolidation in which the Company is not the surviving entity, outstanding options which would otherwise terminate in accordance with the 2002 Plan will become exercisable in full for such period as is determined by the Board of Directors of the Company or a Stock Option Committee appointed by the Board (but in any event not more than 15 days) prior to the consummation of such event. After the consummation of such an event, such outstanding options will terminate.

FNB Bancorp 2008 Stock Option Plan. The Board of Directors of the Company adopted the FNB Bancorp 2008 Stock Option Plan (the “2008 Plan”) on February 22, 2008, which was approved by the shareholders at the 2008 Annual Meeting, held on May 21, 2008. A total of 484,988 shares of Common Stock were reserved for issuance pursuant to the 2008 Plan (after giving effect to stock dividends through December 31, 2012). The 2008 Plan provides for the grant of incentive stock options (“Incentive Options”) and nonstatutory stock options (“Nonstatutory Options”). The terms and provisions of the Plan are substantially the same as the FNB Bancorp 2002 Stock Option Plan.

As of December 31, 2012, a total of 211,300 shares of Common Stock were reserved for options previously issued under the 2008 Plan (as adjusted for the Company’s 2008, 2009, 2010, 2011 and 2012 stock dividends). Options for an aggregate of 73,371 shares of Common Stock (adjusted for the stock dividends paid in 2008, 2009, 2010, 2011 and 2012) have been granted to the five officers of the Company identified in the “Summary Compensation Table” below pursuant to the 2008 Plan. All such options granted and currently outstanding under the 2008 Plan are incentive stock options, vesting at the rate of 20 percent per year over the period of 5 years from the date of grant and are exercisable for a period of 10 years from the grant date. Non-employee directors Angelot, Barels, Lightner, Pacelli and Watson have been granted non-statutory stock options for an aggregate of 11,890 shares of Common Stock (adjusted for the stock dividends paid in 2008, 2009, 2010, 2011 and 2012) which were fully vested on the dates of grant and are exercisable (at a price of $9.68 per share for options granted in 2008, at a price of $6.44 per share for options granted in 2009, and at a price of $12.43 per share for options granted in 2011, over a period of 10 years from the grant dates. No options were granted under the 2008 Plan in 2010 or 2012.

Upon the dissolution, liquidation or sale of the Company, or a merger or consolidation in which the Company is not the surviving entity, outstanding options which would otherwise terminate in accordance with the 2008 Plan will become exercisable in full for such period as is determined by the Board of Directors of the Company or a Stock Option Committee appointed by the Board (but in any event not more than 15 days) prior to the consummation of such event. After the consummation of such an event, such outstanding options will terminate.

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FNB Bancorp Savings Plan. On August 26, 1969, the Bank established The First National Bank Profit Sharing and 401(k) Plan (the “Plan”) under provisions which allow the Bank to make a contribution on behalf of each eligible employee. The Plan is now called the “FNB Bancorp Savings Plan.” Each year, the Board of Directors of the Bank decides whether to make a profit sharing contribution to the Plan, and the amount of that contribution. During 2012, the Plan was designated as a safe harbor plan. The safe harbor contribution to the Plan for 2012 was approximately $371,000. Each participant in the Plan who is employed on the last day of the Plan year receives a share of that contribution based on the amount of his or her compensation. The accounts of the participants vest according to a schedule of years of service with the Bank. Mass Mutual acts as Trustee for the Profit Sharing Plan Trust, and the Trustee invests all the assets of the Plan in four common trust funds maintained by the Trustee. On January 1, 1998, the Plan was amended to allow any eligible employee to make voluntary contributions to the Plan, and to direct the investment of such voluntary contributions from a menu of available options. Both the profit sharing provisions and the employee contribution provisions are elements of the Plan. The profit and safe harbor contributions to the Savings Plan are funded by the Bank, and are approved by the Board of Directors. The employee contribution element of the Plan is funded by the employee.

Each year, the Board of Directors of the Bank decides whether to designate the Plan as a safe harbor plan and whether to make a profit sharing contribution to the FNB Bancorp Savings Plan, and the amount of that contribution. Each participant in the Plan who is employed on the last day of the Plan year, including executive officers, receives a share of that contribution, based on the amount of his or her qualifying compensation. By funding the safe harbor and the profit sharing element of the Plan and also allowing employees to make their own contributions to the Plan, the Company believes that all participants are motivated to contribute to the ongoing success of the Bank as measured by its growth in assets, deposits, loans, capital, earnings and profitability.

Employment Contracts. There are no employment contracts between the Company or the Bank and the executive officers named in the tables below (other than the Salary Continuation Agreements, the Management Continuity Agreements, the Deferred Compensation Plan and the Company’s stock option plans). The Bank has established a Deferred Compensation Plan and participation is open to all officers of the Bank with the title of Vice President or higher, which includes the named executive officers. The funds contributed to the Plan are those of the individual participants, and represent income earned and/or bonuses granted as an employee of the Bank. No funds of the Bank may be contributed to the Plan. Additional information about the Deferred Compensation Plan is set forth below, and a summary of contributions, earnings and withdrawals in respect of the accounts of the named executive officers, is set forth in a table named “2012 Nonqualified Deferred Compensation” on page 29.

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Role of Management

The annual compensation recommendations made to the Board of Directors by the Compensation Committee are based on data and information gathered from sources outside the Company and the Bank and additional input provided to the members of the Compensation Committee by the executive officers. The executive officers of the Bank during 2012 were: Thomas C. McGraw, Chief Executive Officer; Jim D. Black, President; Anthony J. Clifford, Executive Vice President and Chief Operating Officer; David A. Curtis, Senior Vice President and Chief Financial Officer; and Randy R. Brugioni, Senior Vice President and Chief Credit Officer. Input provided to the Compensation Committee is compiled and coordinated on behalf of all executive officers by an Executive Management Group, composed of Messrs. McGraw, Black and Clifford, who consult with the other executive officers during this process. As already indicated, Messrs. McGraw, Black and Clifford are members of the Company and Bank Board of Directors so they abstain from executive compensation decisions made by the Board.

Compensation Committee

The current members of the Compensation Committee of the Board of Directors are Edward J. Watson, Chair, Thomas G. Atwood, D.D.S. and Merrie Turner Lightner. Only independent members of the Board of Directors may serve on the Compensation Committee. Each current member of the Compensation Committee is “independent” as defined under applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002.

The Compensation Committee advises the Board of Directors as to all employee benefit arrangements and, based on its investigations and review, reports to the Board of Directors on its recommendations with regard to executive compensation, including bonus compensation. The Compensation Committee’s philosophy is that compensation should be designed to reflect the value created for shareholders while supporting the Bank’s strategic goals. The Compensation Committee reviews the compensation of the executive officers twice a year to insure that the Bank’s compensation programs are related to long term financial performance and consistent generally with employers of comparable size in the industry. The Compensation Committee reviews each executive officer’s total compensation package, including base salary, cash bonus and stock option awards, and qualified and non-qualified retirement and deferred compensation benefits. The Compensation Committee also meets at least twice throughout the year in order to review year-to-date financial performance, as compared to budget and as compared to the financial performance of competitors, and generally to monitor the target total compensation of each executive officer. The Compensation Committee utilizes independent compensation reports to assist in the analysis of compensation packages but did not utilize the services of independent compensation consultants during 2012.

The Compensation Committee operates under a Compensation Committee Charter adopted by the Board of Directors. At least once a year, the Compensation Committee reviews and assesses the Charter and recommends any proposed changes to the Board of Directors for approval.

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Compensation Committee Interlocks and Insider Participation

During the year 2012, Thomas G. Atwood, D.D.S., Merrie Turner Lightner and Edward J. Watson served as members of the Compensation Committee of the Board of Directors. None of these members is or has been an executive officer or employee of the Company or the Bank, whether during 2012 or at any time since incorporation of the Company in 2001, and none of them has been a participant in any transaction or would be a participant to a currently proposed transaction with the Company or the Bank in which such member had or will have a direct or indirect material interest, except for any loans made by the Bank to such member in the ordinary course of business, made on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable loans with persons not related to the Bank, and which loans did not involve more than the normal risk of collectibility or present other unfavorable features. In addition, during 2012, no member of the Compensation Committee or any executive officer of the Company or the Bank served as a director or member of the compensation committee of any other company. Mr. Watson has served as Secretary of the Company and the Bank since 2011, which is not an executive officer position.

Components of Compensation

The Company’s compensation program consists of five components, namely, (1) base salary; (2) cash bonuses; (3) equity compensation (stock options); (4) perquisites; and (5) post-employment pay and benefits. These components as a group are intended to compensate each executive officer fairly for his or her services, and to reward such officer based on the Company’s overall performance plus his or her individual performance during the year, according to the position held by such officer. In reviewing each officer’s compensation package, the Compensation Committee considers the mix of total pay, benefits and perquisites, together with the competitive market for persons having the same or a similar skill-set as possessed by such officer.

Base Salary. Base salary is related to the individual executive officer’s level of responsibility and comparison with comparable employers in the banking industry. The Board of Directors reviews and sets base salaries annually, taking into consideration the recommendations of the Chief Executive Officer (for executive officers other than the Chief Executive Officer). In conducting its review of salaries, the Board of Directors takes into consideration the overall performance of the Bank and the Company.

The Board of Directors determines the base salary for the Chief Executive Officer by (a) examining the financial performance of the Bank against its present goals; (b) examining the financial performance of the Bank as compared to the banking industry generally; (c) evaluating the overall performance of the Chief Executive Officer; and (d) comparing the base salary of the Chief Executive Officer to that of other chief executive officers in the banking industry in the market area of the Bank.

On December 2012, effective as of January 1, 2013 for the year 2013, the Board of Directors approved the following base salaries: Mr. McGraw’s salary was increased to $298,089; Mr. Black’s salary was increased to $288,550; Mr. Clifford’s salary was increased to $276,069; Mr. Curtis’s salary was increased to $239,556; and Mr. Brugioni’s salary was increased to $205,858. The compensation paid to Messrs. McGraw (CEO), Black (President), Clifford (EVP), Curtis (CFO) and Brugioni (SVP) during 2012 is set forth in the “Summary Compensation Table” below.

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Cash Incentive Compensation. The Bank does not have a formal bonus plan. The Board of Directors, at its discretion, awards annual bonuses to executive officers and during 2012 awarded bonuses to Messrs. Black, Clifford, Curtis and Brugioni (which are set forth in the “Summary Compensation Table” below). The Board of Directors decides annually whether to make a profit sharing contribution to the FNB Bancorp Savings Plan, and the amount of that contribution. The executive officers participate in the Savings Plan and the amounts credited to their respective accounts for 2012 are included in the “Summary Compensation Table” below. Historically, the Board of Directors has approved annual target accruals of approximately 16 percent, in the aggregate, of eligible salaries for a contribution to the Savings Plan and a cash bonus pool, combined. In view of current economic conditions, this amount was reduced to approximately 8% for 2012. The total contribution to the Savings Plan for 2012 was approximately $341,000 and the contribution to the cash bonus pool was $513,000.

The following table sets forth certain summary information concerning compensation paid to the Chief Executive Officer, the Chief Financial Officer and the three next most highly compensated executive officers of the Company (as a group, the “Named Executive Officers”) during the years ended December 31, 2010, 2011 and 2012:

		SUMMARY COMPENSATION TABLE

					Deferred	All
				Option	Compensation	Other
Name and		Salary	Bonus	Awards	Earnings	Compensation	Total
Principal Position	Year	($)	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Thomas C. McGraw,	2012	283,894	42,584	—	—	114,387	440,865
Chief Executive	2011	270,375	—	—	—	14,101	284,476
Officer	2010	257,500	—	—	—	13,783	271,283

Jim D. Black,	2012	274,809	41,221	—	11,521	88,686	416,237
President	2011	261,723	25,000	32,598	10,810	80,392	410,523
	2010	249,260	20,000	—	6,567	73,282	349,109

Anthony J. Clifford,	2012	262,913	39,437	—	—	52,251	354,601
Executive Vice President,	2011	250,394	25,000	32,598	—	47,879	355,871
Chief Operating Officer	2010	237,930	20,000	—	—	46,055	303,985

David A. Curtis,	2012	228,149	34,222	—	2,509	94,745	359,625
Senior Vice President,	2011	212,231	20,000	20,040	1,315	85,592	339,178
Chief Financial Officer	2010	202,125	15,000	—	732	63,687	281,544

Randy R. Brugioni,	2012	195,668	24,458	—	19,924	31,174	271,224
Senior Vice President,	2011	182,016	18,202	22,578	12,807	5,460	241,063
Senior Credit Officer	2010	173,349	15,000	—	8,679	5,200	202,228

24

(1)	Amounts shown in column (c) include cash and non-cash compensation earned and received by executive officers in the years indicated.

(2)	Bonuses in column (d) are included for the years upon which they are based and are payable in the same year.

(3)	Amounts shown in column (e) for “Option Awards” reflect the grant date fair value for the year indicated of all outstanding stock option grants to the named executive officers, computed in accordance with FASB ASC Topic 718. See Notes to the Company’s Consolidated Financial Statements for the year ended December 31, 2012 for a discussion of the assumptions related to the calculation of the grant date fair value of stock options. No stock options were granted in 2010 or 2012.

(4)	Amounts shown in the column (g) for “All Other Compensation” include profit-sharing contributions to the FNB Bancorp Savings Plan (see “FNB Bancorp Savings Plan” on page 20), earnings on Salary Continuation Agreements (see “Post-Employment Compensation on page 28) and the use of (c) company-owned automobiles (see “Perquisites” on page 28). The Company does not grant Stock Awards and the Company does not have a Pension Plan (but see discussion of the individual Salary Continuation Agreements on page 28).

Equity Incentive Compensation. At its discretion, the Board of Directors grants stock options to key officers of the Company and the Bank who are primarily responsible for the growth and management of its business. As of December 31, 2012, a total of 420,827 shares were reserved for options previously granted and currently outstanding under the FNB Bancorp Stock Option Plan (successor as of March 15, 2002, to the First National Bank of Northern California 1997 Stock Option Plan), the FNB Bancorp 2002 Stock Option Plan, and the 2008 FNB Bancorp Stock Option Plan, which includes options for an aggregate of 148,993 shares of common stock (as adjusted for stock dividends paid from 2000 through 2012) which have been granted to Messrs. McGraw, Black, Clifford, Curtis and Brugioni. All stock option plans have been approved by the shareholders of the Company. The number of shares granted to an employee is based on several factors, including employee performance and the value placed on the expected future performance of the employee, retention of the employee and, in some cases, internal or external pay equity. The Board of Directors believes that grants of stock options have enhanced and will continue to enhance the Company’s ability to attract, reward and motivate executive officers and other key employees.

A summary of the stock options to the Named Executive Officers during 2012, including the exercise prices, is set forth in the following table: (none granted in 2010 or 2012)

25

2012 GRANTS OF PLAN-BASED AWARDS

Number of Securities
		Underlying Options	Exercise or Base Price of
Name	Grant Date	(# shares)	Option Awards ($/Sh)
Thomas C. McGraw	—	—	—
Jim D. Black	—	—	—
Anthony J. Clifford	—	—	—
David A. Curtis	—	—	—
Randy R. Brugioni	—	—	—

(1) The exercise price of an incentive stock option is set at the fair market value of the shares on the date of grant. All options granted to such officers and currently outstanding are incentive stock options, vesting at the rate of 20 percent per year over the period of 5 years from date of grant and are exercisable for a period of 10 years from the grant date.

A summary of the stock options outstanding and held by the Named Executive Officers as of December 31, 2012 is set forth below in the table of “Outstanding Equity Awards at Fiscal Year-End 2012” and a summary of the stock options exercised during 2012 is set forth next below in the table of “Option Exercises During 2012.” The Company does not grant Stock Awards.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2012

Option Awards
	Number of	Number of
	Securities	Securities
	Underlying	Underlying
	Unexercised	Unexercised	Option
	Option - #	Option - #	Exercise	Option
	Exercisable	Unexercisable	Price	Expiration
Name	(1)	(1)	($)	Date
Thomas C. McGraw	488	—	15.35	5/23/2013
	505	—	20.95	5/26/2014
	516	—	20.34	6/24/2015
	704	—	25.76	6/23/2016
	1,341	—	22.76	6/22/2017
	5,106	—	9.68	9/26/2018
	5,789	—	5.79	12/18/2019

Jim D. Black	7,328	—	15.35	5/23/2013
	7,369	—	20.95	5/27/2014
	7,388	—	20.34	6/24/2015
	7,387	—	25.76	6/26/2016
	5,871	1,468	9.68	9/26/2018
	4,514	3,010	6.44	12/18/2019
	1,076	4,304	12.43	3/25/2021

Anthony J. Clifford	7,328	—	15.35	5/23/2013
	7,369	—	20.95	5/26/2014
	7,388	—	20.34	6/24/2015
	7,387	—	25.76	6/23/2016
	5,871	1,468	9.68	9/26/2018
	4,514	3,010	6.44	12/18/2019
	1,076	4,304	12.43	3/25/2021

David A. Curtis	2,681	—	25.76	6/23/2016
	2,725	766	9.68	9/26/2018
	2,337	1,853	6.44	12/18/2019
	661	2,647	12.43	3/25/2021

Randy R. Brugioni	3,259	—	15.35	5/23/2013
	3,104	—	20.95	5/26/2014
	3,250	—	20.34	6/24/2015
	3,519	—	25.76	6/23/2016
	3,319	830	9.68	9/26/2018
	1,042	2,084	6.44	12/18/2019
	745	2,981	12.43	3/25/2021

27

OPTION EXERCISES DURING 2012

	Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercises ($)
Thomas C. McGraw	—	—
Jim D. Black	—	—
Anthony J. Clifford	2,561	6,825
David A. Curtis	147	880
Randy R. Brugioni	992	8,465

Perquisites. The Board of Directors believes that offering certain perquisites is important to the operations of the Company and will assist the Company in its efforts to recruit and retain key employees. Messrs. McGraw, Black and Clifford are provided with the use of Company-owned automobiles. The aggregate amount of perquisites and other personal benefits or property received by executive officers during 2010, 2011 and 2012 are included under column (g) for “All Other Compensation” in the Summary Compensation Table above.

Post-Employment Compensation. The Company has no pension or retirement plan but the Bank has previously entered into individual salary continuation agreements with five current and former executive officers.

The Bank has entered into Salary Continuation Agreements (the “Agreements”) with Michael R. Wyman, now deceased (former Chairman of the Board of Directors, in 2009, and former Chief Executive Officer, in 1996), James B. Ramsey (former Senior Vice President and Chief Financial Officer, in 1998, amended in 2004), Thomas C. McGraw (Chief Executive Officer in 2002), Jim D. Black (President, in 2004), Anthony J. Clifford (Executive Vice President and Chief Operating Officer, in 2004), and David A. Curtis (Senior Vice President and Chief Financial Officer, in 2006), Randy R. Brugioni (Senior Vice President and Chief Credit Officer, in 2002). The Agreements provide for annual benefits to be paid to Mr. Wyman or his designated beneficiary of up to $60,000 per year over a period of 15 years; annual benefits to be paid to Mr. Ramsey or his designated beneficiary of up to $70,000 per year over a period of 20 years; annual benefits to be paid to Mr. McGraw or his designated beneficiary of up to $50,000 per year over a period of 20 years; annual benefits to be paid to Mr. Black or his designated beneficiary of up to $122,600 per year over a period of 20 years; annual benefits to be paid to Mr. Clifford or his designated beneficiary of up to $140,700 per year over a period of 20 years; and annual benefits to be paid to Mr. Curtis or his designated beneficiary of up to $170,000 per year over a period of 20 years; and annual benefits to be paid to Mr. Brugioni or his designated beneficiary of up to $125,000 per year over a period of 20 years. Such benefits were effective for Mr. Wyman and Mr. Ramsey upon attaining 66 years of age, and will be effective for each of Messrs. Black, Clifford and Curtis upon (i) attainment of age 65, or upon his death or disability prior to such time if he is actively employed by First National Bank at the time; (ii) termination of his employment by the Bank without “cause” (as defined in the Agreements); and (iii) termination or constructive termination of his employment by the Bank after the occurrence of a “change of control” of the Bank (as defined in the Agreements). The Bank has purchased life insurance policies on the life of Messrs. Wyman (in 1996), Ramsey (in 2004, in addition to the 1998 policy), Black (in 2004), Clifford (in 2004) and Curtis (in 2007). The Bank is the sole owner and beneficiary or co-beneficiary under such life insurance policies, which policies indirectly offset the anticipated costs for certain death, disability and post-employment/retirement benefits for Messrs. Wyman, Ramsey, Black, Clifford and Curtis. The Bank has entered into Split-Dollar Agreements with Messrs. Black, Clifford Curtis and Ramsey, each of which designates the Bank as beneficiary of the insurance policies after the interest of Messrs. Black, Clifford, Curtis and Ramsey have been paid to their respective designated beneficiaries. The cash surrender value of each insurance policy, which is expected to increase over the term of the policy, is included among the “other assets” on the consolidated balance sheet of the Company.

28

Potential Payments Upon Termination or Change-in-Control

Management Continuity Agreements. On July 20, 2000, the Bank entered into Management Continuity Agreements with Jim D. Black, Charles R. Key and Anthony J. Clifford. Each Agreement provides for the payment of a severance benefit to the officer upon termination of employment after a “change in control” of the Bank (as defined in the Agreements). The purpose of the Agreements is to maintain sound and vital management of the Bank, thereby protecting its best interests, in the event of a proposed change in control of the Bank. The amount of the benefit payable under each Agreement is two times the “base annual salary” of the relevant officer for the twelve month period immediately preceding a “change in control.” In addition, if any payment of the benefit constitutes an “excess parachute payment” that is subject to an excise tax imposed by the Internal Revenue Code of 1986, as amended, the Bank will increase the amounts payable to the extent necessary to place the officer in the same after-tax position that would have existed had no excise tax been imposed. The Bank can elect to pay benefits in a lump sum payment or in monthly installments over a period not exceeding two years following the date of termination of employment. Each Management Continuity Agreement continues for two years from July 20, 2000, and is subject to automatic one year renewals thereafter, unless the Bank gives written notice of non-renewal. Each Management Continuity Agreement has been renewed annually and currently expires on July 20, 2013 (subject to further renewal).

Golden Parachute Compensation. In the event of a change of control, based on current base salaries, the following table illustrates the benefits that would apply under the Management Continuity Agreements.

	Cash	Equity	Pension/ NQDC	Perquisites	Other	Total
Jim D. Black	274,809	—	—	—	—	274,809
Anthony J. Clifford	262,913	—	—	—	—	262,913
Charles R. Key	180,222	—	—	—	—	180,222

29

Deferred Compensation Plan. The Company and the Bank do not make contributions to nonqualified deferred compensation plans. The individual contributions made by the Named Executive Officers to the Bank’s Deferred Compensation Plan in 2012 and their account balances at December 31, 2012 are set forth in the following table:

2012 NONQUALIFIED DEFERRED COMPENSATION

	Executive	Aggregate	Aggregate	Aggregate
	Contribution in	Earnings in	Withdrawals/	Balance at Last
Name	Last Fiscal Year	Last Fiscal Year	Distributions	Fiscal Year End
Thomas C. McGraw	—	—	—	—
Jim D. Black	$12,000	$11,521	—	$187,076
Anthony J. Clifford	—	—	—	—
David A. Curtis	$7,986	$2,509	—	$47,390
Randy R. Brugioni	—	$19,924	—	$331,993

Participation in the Bank’s Deferred Compensation Plan is open to all officers of the Bank. The Deferred Compensation Plan consists of a Deferred Compensation Trust, dated November 1, 1997, with Mass Mutual serving as Trustee, and individual Deferred Compensation Agreements between the Bank and each of the participating officers. The funds contributed to the Plan are those of the individual participant, and represent income earned and/or bonuses granted as an employee of the Bank. No funds of the Bank may be contributed to the Plan. Under the Plan, a participant may elect to defer the receipt of a portion of his or her cash salary and/or bonus. The Bank maintains a record of the deferred compensation for each participant, and at the time of distribution, is obligated to effect the distribution as well as collection of any and all taxes due at such time. Each participant may elect whether he or she will receive distribution of his or her entire account, subject to applicable tax withholding requirements, upon reaching a specified age, or upon passage of at least five years or upon termination of employment. In order to discharge its obligations in respect of such deferred compensation, the Bank forwards the amounts of contributions of the deferred compensation specified by the participants to the Deferred Compensation Trust, which are then invested in accordance with the instructions of the participants. The principal and any earnings in the Trust are held separate and apart from other funds of the Bank and are used for the discharge of the Bank’s obligations to the participants. As of December 31, 2012, the Deferred Compensation Trust held an aggregate of 27,114 shares of Company Common Stock, and held shares of Company Common Stock for the accounts of Messrs. Black, Brugioni and Curtis, representing approximately 0.73% of the total shares outstanding on such date (consisting of 7,142 shares for Jim D. Black; 2,075 shares for David A. Curtis; 17,897 shares for Randy R. Brugioni; and no shares for Thomas C. McGraw or Anthony J. Clifford).

30

Review of Risk Associated With Compensation Plans

The compensation plans described in this Compensation Discussion and Analysis are reviewed and evaluated by the Compensation Committee and the Board of Directors at least annually. As part of that review, various criteria related to financial performance, credit risk, operational risk, liquidity risk, capital risk and interest rate risk are considered.

In addition, although there is no formal cash bonus plan, the Board of Directors may, at its discretion, award annual cash bonuses to executive officers. The members of the Compensation Committee are well aware of the financial performance of the Company and the Bank when considering whether to recommend the payment of a cash bonus to any executive officer.

For 2012, the Compensation Committee met with the senior officers of the Company and reviewed the compensation plans and concluded that, based on the controls and procedures described in this Compensation Discussion and Analysis and elsewhere in this Proxy Statement, the compensation plans do not present risks that are reasonably likely to have a material adverse effect on the Company.

Compensation Committee Report

The members of the Compensation Committee have reviewed and discussed the foregoing Compensation Discussion and Analysis with management and, based on such review and discussion, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and in the FNB Bancorp Annual Report on Form 10-K for the year ended December 31, 2012.

The Compensation Committee certifies that:

(1)	It has reviewed with senior risk officers the senior executive officer compensation plans and has made all reasonable efforts to ensure that these plans do not encourage senior executive officers to take unnecessary and excessive risks that threaten the value of FNB Bancorp;

(2)	It has reviewed with senior risk officers the employee compensation plans and has made all reasonable efforts to limit any unnecessary risks these plans pose to the FNB Bancorp; and

(3)	It has reviewed the employee compensation plans to eliminate any features of these plans that would encourage the manipulation of reported earnings of FNB Bancorp to enhance the compensation of any employee.

Respectfully submitted by the members of the Compensation Committee,

Edward J, Watson, Chair

Thomas G. Atwood, D.D.S.

Merrie Turner Lightner

31

PROPOSAL NO. 2

ADVISORY (NON-BINDING) APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) provides shareholders with the opportunity to vote on an advisory (non-binding) basis, to approve the compensation of our named executive officers as further described in the “Compensation Discussion and Analysis” and “Executive Compensation” sections of this Proxy Statement, including the related compensation tables and narrative discussion. This proposal, commonly known as a “Say on Pay” proposal, provides our shareholders the opportunity to express their views on our executive compensation program, as it relates to our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement.

We ask our shareholders to indicate their support for our executive compensation program for our named executive officers and vote “FOR” the following resolution at the Meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the discussion in the “Compensation Discussion and Analysis” and “Executive Compensation” sections of this Proxy Statement and the related compensation tables and narrative discussion.”

Because your vote is advisory, it will not be binding upon the Board of Directors or the Compensation Committee and may not be construed as overruling any decision by the Board or the Compensation Committee. However, the Board of Directors and the Compensation Committee may, in their respective sole discretion, take into account the outcome of the vote when considering future executive compensation arrangements.

Shareholders are encouraged to carefully review the “Compensation Discussion and Analysis” and “Executive Compensation” sections of this Proxy Statement and the related compensation tables and narrative discussion for a detailed discussion of the Company’s executive compensation program for our named executive officers.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF PROPOSAL NO. 2 AND THE COMPENSATION FOR OUR NAMED EXECUTIVE OFFICERS.

32

PROPOSAL NO. 3

ADVISORY (NON-BINDING) VOTE ON THE FREQUENCY OF THE FUTURE “SAY ON PAY” VOTES

The Dodd-Frank Act also provides shareholders with the opportunity to vote on how frequently we should seek an advisory vote, or “Say on Pay,” on the compensation of our named executive officers. Shareholders may indicate on an advisory (non-binding) basis whether they prefer an advisory vote on compensation for our named executive officers on an annual (every one year), biennial (every two years) or triennial (every three years) basis.

After consideration of this proposal, and the results of the 2012 shareholder vote on frequency, our Board of Directors continues to believe that an advisory vote on executive compensation that occurs every three years is the most appropriate for the shareholders of the Company. Our Board of Directors values the opinions of our shareholders and believes that a triennial advisory vote would provide us with appropriate shareholder input on our executive compensation program for the named executive officers.

We ask our shareholders to indicate their preferred voting frequency by choosing the option of an annual advisory vote (every year), a biennial advisory vote (every two years) or a triennial advisory vote (every three years) or by choosing to abstain from voting on this proposal.

Because your vote is advisory, it will not be binding upon the Board of Directors and may not be construed as overruling any decision by the Board of Directors. However, the Board of Directors may, in its sole discretion, take into account the outcome of this vote when considering submission of an advisory “Say on Pay” proposal for shareholder approval.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL NO. 3 AND THE TRIENNIAL FREQUENCY OF FUTURE “SAY ON PAY” VOTES.

33

PROPOSAL NO. 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The firm of Moss Adams LLP, which served the Company as independent auditors for the 2012 fiscal year, has been recommended by the Audit Committee of the Board of Directors of the Company to serve as independent auditors for the 2013 fiscal year, and the Board of Directors has approved the Audit Committee recommendation. In this Proposal No. 4, the shareholders of the Company are being asked to ratify the appointment of Moss Adams LLP as independent auditors of the Company, to serve for the 2013 fiscal year.

A representative of Moss Adams LLP is expected to attend the Annual Meeting and will have an opportunity to make a statement if the representative desires to do so, and the representative is expected to be available to respond to appropriate questions.

During the two fiscal years of the Company ended December 31, 2012, and during the subsequent interim period through April 30, 2013, neither the Company nor the Bank consulted with Moss Adams LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company, or (ii) any matter that was either the subject of a disagreement or a reportable event under the rules of the Securities and Exchange Commission.

Audit Fees

The aggregate fees billed by Moss Adams LLP to the Company for professional services rendered for the integrated audit of the consolidated financial statements of the Company for the fiscal year ended December 31, 2012, and for the review of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2012, June 30, 2012 and September 30, 2012, were $177,500.

All Other Fees

Moss Adams LLP billed $10,000 to the Company for the audit of the FNB Bancorp Savings Plan during the fiscal year ended December 31, 2012.

The Audit Committee of the Board of Directors of the Company has approved each professional service rendered by Moss Adams LLP during the fiscal year 2012, and the Audit Committee has considered whether the provision of non-audit services would be compatible with maintaining the independence of Moss Adams LLP.

34

Vote Required

Ratification of the appointment of Moss Adams LLP as the Company’s independent auditors for the 2013 fiscal year requires the affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy and voting at the Annual Meeting.

Recommendation of Management

The Board of Directors of the Company has approved the recommendation of the Audit Committee of the Board of Directors to appoint Moss Adams LLP as independent auditors of the Company for the 2013 fiscal year, and recommends a vote “FOR” ratification of the appointment of Moss Adams LLP.

AUDIT COMMITTEE REPORT

During 2012, the Audit Committee consisted of the following members of the Company’s Board of Directors: Edward J. Watson (Chairman), Ronald R. Barels, D.D.S. and Merrie Turner Lightner. The Committee currently includes Edward J. Watson (Chairman), Ronald R. Barrels, D.D.S. and Merrie Turner Lightner. Each of the members of the Audit Committee is “independent” as defined under applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002.

Management is responsible for the Company’s internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted accounting principles and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

The Audit Committee’s responsibilities include assisting the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, internal control and financial reporting practices of the Company. The Committee’s primary responsibilities are to: (1) serve as an independent and objective party to monitor the Company’s financial reporting process and internal control system; (2) review and evaluate the audit efforts of the Company’s independent accountants and the outsource internal audit firm; (3) evaluate the Company’s quarterly financial performance as well as its compliance with laws and regulations; (4) oversee management’s establishment and enforcement of financial policies and business practices; and (5) facilitate communication among the independent accountants, financial and senior management, counsel, the outsource internal audit firm and the Board of Directors.

35

The Audit Committee has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence; and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2012, with the Company’s management. The Committee has discussed with Moss Adams LLP, the Company’s independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Committee has also received the written disclosures and the letter from Moss Adams LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the communications of Moss Adams LLP with the Audit Committee concerning independence and the Audit Committee has discussed the independence of Moss Adams LLP with that firm.

Based on the Audit Committee’s review and discussions noted above, the Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee:

Edward J. Watson, Chairman

Ronald R. Barels, D.D.S.

Merrie Turner Lightner

SHAREHOLDERS’ PROPOSALS

Next year’s Annual Meeting of Shareholders will be held on June 10, 2014. The deadline for shareholders to submit proposals for inclusion in the proxy statement and form of proxy for the 2014 Annual Meeting of Shareholders is December 14, 2013. All proposals should be submitted by Certified Mail, Return Receipt Requested, to the Secretary, FNB Bancorp, 975 El Camino Real, South San Francisco, California 94080.

South San Francisco, California

April 30, 2013

36

FNB BANCORP

Proxy Solicited by the Board of Directors

For the Annual Meeting of Shareholders

On June 11, 2013

The undersigned holder of Common Stock acknowledges receipt of a copy of the Notice of Annual Meeting of Shareholders of FNB Bancorp and the accompanying Proxy Statement dated April 30, 2013, and revoking any Proxy heretofore given, hereby constitutes and appoints Lisa Angelot, Thomas C. McGraw, and Edward J. Watson, and each of them, with full power of substitution, as attorneys and proxies to appear and vote all shares of Common Stock of FNB Bancorp, a California corporation, outstanding in the name of the undersigned which the undersigned could vote if personally present and acting at the Annual Meeting of Shareholders of FNB Bancorp, to be held at the South San Francisco Conference Center, 255 South Airport Boulevard, South San Francisco, California, on Tuesday, June 11, 2013 at 5:30 p.m., or at any postponement or adjournment thereof, upon the following items set forth in the Notice of Annual Meeting and Proxy Statement and to vote according to their discretion on all matters which may be properly presented for action at the meeting or at any postponement or adjournment thereof. The above-named proxy holders are hereby granted discretionary authority to cumulate votes represented by the shares covered by this Proxy in the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS; “FOR” APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION; “FOR” THE FREQUENCY OF FUTURE “SAY ON PAY” VOTES EVERY THREE YEARS; AND “FOR” RATIFICATION OF THE APPONTMENT OF MOSS ADAMS LLP AS INDEPENDENT AUDITORS OF THE COMPANY TO SERVE FOR THE 2013 FISCAL YEAR. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL BE VOTED “FOR” THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS; “FOR” APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION; ”FOR” THE FREQUENCY OF FUTURE “SAY ON PAY” VOTES EVERY THREE YEARS; AND “FOR” RATIFICATION OF THE APPOINTMENT OF MOSS ADAMS LLP AS INDEPENDENT AUDITORS OF THE COMPANY TO SERVE FOR THE 2013 FISCAL YEAR.

(Continued and to be signed on other side)

FNB BANCORP
PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON June 11, 2013

THIS PROXY IS SOLICITED BY, AND ON BEHALF OF, THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

INSTRUCTIONS

[X] Mark, sign and date your proxy card.

[X] Detach your proxy card at the perforations

[Return your proxy card in the postage paid envelope provided

Notice of Internet Availability. The FNB Bancorp Proxy Statement for the 2013 Annual Meeting of Shareholders and the 2012 Annual Report to
shareholders (which includes the Annual Report on Form 10-K for the fiscal year ended December 31, 2012) are available on the Internet at
www.fnbnorcal.com/inv_annual_shareholders.html

FOLD AND DETACH HERE

|
UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” THE FOLLOWING ITEMS:							|
|
1. [ ] AUTHORITY GIVEN FOR ALL nine (9) Nominees listed below (except as indicated to the contrary below).			[ ] WITHHOLD AUTHORITY to vote for all nominees listed below.				| | |
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INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below:							| |
|
	01.	Lisa Angelot	06. Michael Pacelli				|
	02.	Thomas C. McGraw	07. Edward J. Watson				|
	03.	Thomas G. Atwood	08. Jim D. Black				|
	04.	Ronald R. Barels	09. Anthony J. Clifford				|
	05.	Merrie Turner Lightner					|
|
EXCEPTION__________________________________________________________________________							|
|
2.	Advisory (non-binding) approval of the Company’s executive compensation.		[ ] FOR	[ ] AGAINST		[ ] ABSTAIN	| |
|
3.	Advisory (non-binding) vote on the frequency of future “say on pay” votes						|
			1 YEAR	2 YEARS	3 YEARS	ABSTAIN	|
			[ ]	[ ]	[ ]	[ ]	|
|
4.	Ratification of the appointment of MOSS ADAMS LLP as independent auditors of the Company to serve for the 2013 fiscal year.		[ ] FOR	[ ] AGAINST		[ ] ABSTAIN	| | |
|
Note:	The proxies are authorized to consider and vote in their discretion upon such other business as may properly come before the meeting and any postponement or adjournment thereof.						| | |

Authorized Signature (s)	|
|
____________________	|
|
Date: ______________, 2013	|
|
Please date and sign exactly as your name (s)
(s) appears. When signing as attorney, executor,
administrator, trustee or guardian, please give
full title. If more than one trustee, all should sign.
All joint owners should sign. WHETHER OR NOT
YOU PLAN TO ATTEND THIS MEETING, PLEASE
SIGN AND RETURN THIS PROXY AS PROMPTLY AS
POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.	| | | | | | | |
|
I/we do ___ or do not ___ expect to attend this meeting.	| |